EXHIBIT A

AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (this “Agreement”) dated as of [*], 2015, is made and entered into by and between America California Bank, a California banking corporation (“ACB”), FNB Bancorp, a California corporation (“FNB”), and ACB Interim Merger Corporation, a California corporation and wholly-owned subsidiary of FNB (“Merger Corporation”).

WHEREAS, ACB is a California banking corporation duly organized, validly existing and doing business in good standing under the laws of the State of California, and has authorized capital stock of (a) 5,000,000 shares of Common Stock (“ACB Common Stock”), of which, at the date hereof, there are [1,437,213] shares outstanding, and (b) 5,000,000 shares of Preferred Stock, of which, at the date hereof, there are 500,000 shares of Series A Noncumulative Convertible Perpetual Preferred Stock authorized and 192,000 shares outstanding and 1,000,000 shares of Series B Noncumulative Convertible Perpetual Preferred Stock authorized and 400,000 shares outstanding (together, the ACB Preferred Stock);

WHEREAS, Merger Corporation is a California corporation duly organized and validly existing under the laws of the State of California, and has authorized capital stock of 5,000,000 shares of Common Stock (“Merger Corporation Common Stock”), of which, at the date hereof, there are [one thousand (1,000)] shares outstanding;

WHEREAS, ACB, FNB, First National Bank of Northern California, a national banking association and wholly-owned subsidiary of FNB (“FNBNC”), and Merger Corporation have entered into an Agreement and Plan of Reorganization and Merger, dated as of May 14, 2015 (the “Plan of Reorganization”), providing for FNB’s acquisition of ACB by the merger of Merger Corporation with and into ACB, with ACB being the surviving corporation (the “Merger”);

WHEREAS, the Boards of Directors of ACB and Merger Corporation have each determined that the merger of Merger Corporation with and into ACB, under and pursuant to the terms and conditions herein set forth or referred to, is in the best interests of the respective corporations and their shareholders, and the Boards of Directors of ACB and Merger Corporation have authorized and approved the execution and delivery of this Agreement by their respective officers;

WHEREAS, pursuant to the authority given by and in accordance with the provisions of the California General Corporation Law, as amended (“CGCL”), a majority of the members of the respective Boards of Directors of ACB and Merger Corporation have approved this Agreement and have authorized the execution hereof;

WHEREAS, the Board of Directors of FNB has approved this Agreement and has authorized FNB to join in and be bound by this Agreement and has authorized the undertakings herein made by Merger Corporation;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties to this Agreement do hereby undertake, promise, covenant and agree with each other that Merger Corporation is to be merged with and into ACB on the following terms and conditions:

Section 1. The Merger

(a)          Effective Time. The Merger shall be effective upon filing of this Agreement, together with such certificates or other documents executed as may be required by the California Corporations Code, with the California Secretary of State (the “Effective Time”).

(b)          Effect of the Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Corporation shall be merged with and into ACB pursuant to the provisions of Sections 1100 and 1101 of the California Corporations Code and the Merger shall have the effects set forth in Section 1107 of the California Corporations Code. At the Effective Time, the separate existence of Merger Corporation shall cease, and ACB, as the surviving corporation in the Merger (the “Surviving Corporation”), shall continue unaffected and unimpaired by the Merger, and shall be liable for all of the liabilities of Merger Corporation.

(c)          Name and Offices of Surviving Corporation. The name of the Surviving Corporation shall be “American California Bank.” The existing office and facilities of ACB shall be the principal office and facilities of the Surviving Corporation.

Section 2. Corporate Governance Matters

(a)          Articles of Incorporation and Bylaws. From and after the Effective Time and until thereafter changed or amended as provided by law, the Articles of Incorporation and Bylaws of ACB as in effect immediately prior to the Effective Time shall be and continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

(b)          Directors and Officers. The directors and officers, respectively, of Merger Corporation at the Effective Time will become the directors and officers of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation or as otherwise provided by law.

Section 3. Rights and Duties of ACB

Upon the Merger becoming effective, all rights, privileges, franchises and property of Merger Corporation, and all debts and liabilities due or to become due to Merger Corporation, including things in action and every interest or asset of conceivable value or benefit, shall be deemed fully and finally and without any right of reversion transferred to and vested in ACB without further act or deed, and ACB shall have and hold the same in its own right as fully as the same was possessed and held by Merger Corporation.

2

Upon the Merger becoming effective, all debts, liabilities, and obligations due or to become due, and all claims or demands for any cause existing against Merger Corporation shall be and become the debts, liabilities, obligations of, and the claims and demands against ACB in the same manner as if ACB had itself incurred or become liable for them.

Upon the Merger becoming effective, all rights of creditors of Merger Corporation, and all liens upon the property of Merger Corporation, shall be preserved unimpaired as in effect immediately prior to the Effective Time.

Upon the Merger becoming effective, any action or proceeding pending by or against Merger Corporation shall not be deemed to have abated or been discontinued, but may be prosecuted to judgment, with the right to appeal or review as in other cases, as if the Merger had not taken place or ACB may be substituted for Merger Corporation.

Section 4. Conversion of Shares

At the Effective Time by virtue of the Merger and without any further action on the part of ACB, FNB, Merger Corporation or any holder of ACB Common Stock or ACB Preferred Stock:

(a)          ACB Common Stock and Preferred Stock. Each outstanding share of ACB Common Stock and ACB Preferred Stock issued and outstanding immediately prior to the Effective Time (the “Shares”), except for shares of holders who perfect their appraisal rights under Chapter 13 of the CGCL (such shares herein referred to as the Dissenting Shares”), shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist as of the Effective Time, and each certificate previously representing any of the Shares (other than Dissenting Shares) shall thereafter represent the right to receive cash in the amount of $10.60 per share.

(b)          Dissenting Shares. Dissenting Shares will not be converted into the right to receive cash as described in Section 4(a) above but from and after the Effective Time will represent only the right to receive such value as may be determined under Chapter 13 of the CGCL.

(c)          Merger Corporation Common Stock. In and by virtue of the Merger and at the Effective Time, each share of Merger Corporation Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) share of common stock of the Surviving Corporation.

(d)          Stock Transfer Books. At the Effective Time of the Merger, the stock transfer books of ACB shall be closed and no transfer of ACB Common Stock or ACB Preferred Stock theretofore outstanding will thereafter be made.

3

Section 5. Further Action

The parties hereto shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken all further or other action as they may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all of Merger Corporation’s and ACB’s property, rights, privileges, powers and franchises hereunder, and otherwise to carry out the intent and purposes of this Agreement.

Section 6. Successors and Assigns

This Agreement shall be binding upon and enforceable by the parties hereto and their respective successors, assigns and transferees, but this Agreement may not be assigned by either party without the written consent of the other parties.

Section 7. Termination and Amendment

(a)          Termination. Notwithstanding the approval of this Agreement by the shareholders of Merger Corporation or ACB, this Agreement shall terminate forthwith prior to the Effective Time in the event that the Plan of Reorganization shall be terminated as therein provided.

(b)          Amendment. This Agreement may be amended by Merger Corporation and ACB at any time prior to the Effective Time without the approval of the shareholders of Merger Corporation or ACB with respect to any of its terms except any change in its principal terms, the terms relating to the form or amount of consideration to be delivered to ACB shareholders in the Merger or as may otherwise be required by the Plan of Reorganization or by law. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

(c)          Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

[Signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers and attested by their officers thereunto duly authorized, all as of the day and year first above written.

AMERICA CALIFORNIA BANK

By:

By:

ACB INTERIM MERGER CORPORATION

By:

By:

FNB BANCORP

By:

By:
5

Certificate of Approval

of

Agreement of Merger

__________ and __________ certify that:

1.	They are the President and Chief Executive Officer and the Secretary, respectively, of America California Bank, a California banking corporation (“ACB”).

2.	This certificate is attached to the Agreement of Merger dated [*], 2015 (the “Agreement”), by and among FNB Bancorp, a California corporation, ACB Interim Merger Corporation, a California corporation (“Merger Corporation”), and ACB, which provides for the merger of Merger Corporation with and into ACB (the “Merger”).

3.	The Agreement in the form attached was duly approved by the Board of Directors of ACB.

4.	ACB has two classes of stock authorized consisting of shares of Common Stock and Preferred Stock. ACB has 1,437,213 shares of Common Stock outstanding, 192,000 shares of Series A Noncumulative Convertible Perpetual Preferred Stock outstanding, and 400,000 shares of Series B Noncumulative Convertible Perpetual Preferred Stock outstanding, all of which were entitled to vote on the Merger.

5.	The principal terms of the Agreement in the form attached were approved by ACB by the vote of a number of shares of its capital stock as of the record date, which equaled or exceeded the vote required.

6.	The percentage vote required is at least 50.1% of the outstanding shares which were entitled to vote on the Merger.

We certify under penalty of perjury under the laws of the State of California that the foregoing is true and correct of our own knowledge.

Executed in San Francisco, California on [*], 2015.

_________________________________

_________________________________

Certificate of Approval

of

Agreement of Merger

__________ and __________ certify that:

1.	They are the President and Chief Executive Officer and the Corporate Secretary, respectively, of ACB Interim Merger Corporation, a California corporation (“Merger Corporation”).

2.	This certificate is attached to the Agreement of Merger dated [*], 2015 (the “Agreement”), by and between FNB Bancorp, a California corporation, America California Bank, a California banking corporation (“ACB”), and Merger Corporation, which provides for the merger of Merger Corporation with and into ACB (the “Merger”).

3.	The Agreement in the form attached was duly approved by the Board of Directors of Merger Corporation.

4.	Merger Corporation has one class of stock authorized, consisting of shares of Common Stock. Merger Corporation has 1,000 shares of Common Stock outstanding which were entitled to vote on the Merger.

5.	The principal terms of the Agreement in the form attached were approved by Merger Corporation by the vote of a number of shares of its Common Stock, as of the record date, which equaled or exceeded the vote required.

6.	The percentage vote required is at least 50.1% of the outstanding shares which were entitled to vote on the Merger.

We certify under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Executed in South San Francisco, California on _____________, 2015.

_________________________________

_________________________________